Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 426,195,634	$ 389,166,664
Receivables:
Employer contributions receivable	273,524	214,536
Employee contributions receivable	255,325	226,247
Notes receivable from participants	2,256,884	2,292,595
Total receivables	2,785,733	2,733,378
Net Assets Available for Benefits	$ 428,981,367	$ 391,900,042